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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 -------------


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 13, 2003


                                 -------------

                              THE SHAW GROUP INC.

             (Exact name of registrant as specified in its charter)


       LOUISIANA                     1-12227                72-1106167
(State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                       Identification Number)

             4171 ESSEN LANE
         BATON ROUGE, LOUISIANA                                70809
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (225) 932-2500

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

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Item 5. OTHER EVENTS

On March 12, 2003, The Shaw Group Inc. issued a press release announcing that it had priced its private placement of $ 253,029,000 principal amount at maturity of senior notes due 2010 with a coupon of 10 3/4%. The senior notes were priced at 98.803% of their principal amount to yield 11% to maturity.

The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to buy any of the senior notes. The senior notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1  Press Release of The Shaw Group Inc. dated March 12, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE SHAW GROUP INC.
                                    (Registrant)


Date: March 13, 2003                /s/ Gary P. Graphia
                                    --------------------------------------------
                                    Gary P. Graphia
                                    Secretary and General Counsel


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                               INDEX TO EXHIBITS

Exhibit                   Description
-------                   -----------
99.1                      Press Release of The Shaw Group Inc. dated
                          March 12, 2003.